UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Institutional Large-Cap Growth Fund	June 30, 2010

Highlights

• Stocks climbed steadily through the first quarter only to correct sharply over the second quarter, with the Russell 1000 Growth Index posting a loss for the half year.

• The fund fell behind the benchmark index primarily due to stock selection in various sectors.

• The financials and consumer discretionary sectors represent substantial bets in the portfolio; we favor companies that we believe will provide solid growth in a tepid recovery and further upside if the upturn is stronger.

• Investor sentiment became acutely negative by the end of June, resulting in a risk/reward profile for stocks that currently is extremely favorable in our view.

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Growth Fund

Dear Investor

The year 2010 has been a tale of two markets. Stocks climbed briskly through the first quarter only to correct sharply over the second quarter, with the Russell 1000 Growth Index posting a loss for the first half of the year. All sectors were negative during the past six months. Telecommunication services, industrials and business services, and consumer discretionary, while down, were the top-performing sectors in the index. Energy, utilities, and materials were the weakest areas.

The Institutional Large-Cap Growth Fund returned -9.14% during the six-month period compared with -7.65% for the benchmark Russell 1000 Growth Index. The fund’s six-month results also lagged the Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds. Stock selection in various sectors accounted for the shortfall versus the benchmark.

Market Environment

The year to date has been a Jekyll and Hyde performance for equities. Stocks gained steadily through the first quarter and into the early weeks of the second, only to pull back sharply as the second quarter progressed. The peak in April saw the broad S&P 500 Index pushing above 1,200 only to endure a correction dropping it below 1,050.

Starting in late April, several key factors conspired to create uncertainty in the macroeconomic climate and a downturn in financial markets. The Chinese government implemented initiatives to restrain lending in an effort to cool real estate-related activity. A sovereign debt crisis emanated from Greece and quickly spread to other developed European countries, resulting in austerity measures and a rapid decline in the value of the euro. A series of softer domestic economic data, particularly as they related to jobs and housing, added to concerns about the sustainability of the economic recovery. The oil spill in the Gulf of Mexico, followed by the deep-water drilling moratorium and its legal and economic ramifications, further dimmed investor confidence. These factors, combined with the uncertainties over the prospective costs of implementing government actions pertaining to the financial services and health care industries, caused risk appetites to fall rapidly. Stock prices declined while safety-seeking investors drove the yield of the 10-year U.S. Treasury bond to below 3%.

Despite these factors, we do not believe the economy is heading back into a recession. We acknowledge that the economy has likely seen the greatest benefits from fiscal stimulus, and several long-term headwinds remain. However, sharp increases in productivity as a result of cost-cutting appear to be coming to an end, setting the stage for an eventual improvement in job gains and household spending. Monetary policy is highly accommodative, and the yield curve is steep. Double-dip recessions are rare, and most recessions stem from excesses in segments of the economy such as housing or inventories. We suspect the current recovery has been neither long enough nor robust enough to create any excess.

Strategy Review

Our investment philosophy, which favors select companies offering sustainable earnings and cash flow growth, drives your portfolio’s long-term results. This strategy looks for businesses that dominate a lucrative niche, often giving them the ability to preserve earnings momentum even during times of slow economic growth. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we’ve selected a suitable investment candidate, we wait for opportunities to establish or increase positions at prices we believe will generate compelling returns.

When market conditions are stressed, stock prices tend to be punished indiscriminately. Investors shy away from risk and develop very short investment horizons. The result is a compression of stock prices with little regard for the underlying companies’ long-term growth potential. Our job is to capitalize on these opportunities by scrutinizing the universe of large-cap growth companies and finding those instances where share prices have become most disconnected from fundamental prospects.

Investment Review

The weak employment data hit the retail and travel sectors particularly hard after a strong run early in the year. In aggregate, an overweight versus the benchmark was beneficial for the six-month period. However, stock selection in consumer discretionary holdings hurt our relative performance, primarily because of a pullback in some of last year’s major winners such as Amazon.com and Expedia, as well as poorly timed initiations of Liberty Media Interactive and Carnival. Amazon.com underperformed due to concerns about mounting competition for Kindle from the iPad and because of the profit drag from the currency translation impact of a weaker euro and British pound. We believe e-commerce has a long runway of growth and Amazon.com is well positioned to continue gaining share of e-commerce globally. We eliminated Expedia based on concerns about hotel room supply for online travel agencies and longer-term problems with Expedia’s positioning outside the U.S. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Relative performance was also restrained by an overweight in energy, which suffered across the board because of the Gulf of Mexico oil spill and weaker economic growth—although stock selection in the sector was solidly positive. EOG Resources outlined plans to leverage its leading technology in oil extraction from shale formations, a development tantamount to making one of the largest oil discoveries ever in North America.

The company has massive shale acreage under lease, which will keep it well occupied in its effort to drive growth in the years ahead. If EOG is able to execute, it should be able to sustain upwards of 15% production growth at very high returns for several years, which is extraordinary given the company’s size. We added to the portfolio’s holdings in EOG during the period.

Information technology was a mixed bag for the fund. Our major winners included new holding Akamai as well as Apple and Baidu. Apple is in the midst of the strongest product cycle in the company’s history, with both the iPad and the iPhone 4 being extraordinarily well received. Akamai, another winner in the sector, is supported by secular trends including growth in digital media consumption and cloud computing. Baidu is benefiting from a successful transition to a new keyword auction system and Google’s challenges in the Chinese marketplace. Google was one of the losers in the group as the company was buffeted by a range of issues: the emergence of social media as a competitor in online advertising; Apple’s plans to enter mobile media advertising; management’s highly publicized battle with the Chinese government; and some lesser issues, including the early success of Microsoft’s Bing offering. We believe the stock more than reflects these concerns. The core search business continues to grow even in the U.S. and the U.K.—its most mature markets. Google’s mobile position is strong, given the growing success of Android, and the company has made dramatic progress in display advertising. We continue to maintain a large position in the stock.

Our financial holdings performed poorly, particularly Goldman Sachs and Franklin Resources. Shares of Goldman fell sharply after the SEC filed fraud charges against the company. We significantly reduced our position partially due to regulatory challenges facing the company. Franklin Resources announced that quarterly profits more than tripled during the period on strong cash flows into its global bond funds, but the recent market downturn has taken a toll on its shares. Nevertheless, we have a sizable portion of the portfolio in financials as we believe improving credit quality and finalization of regulatory reform will provide greater clarity on the earnings power of holdings such as Wells Fargo, JPMorgan Chase, and American Express.

We initiated several positions in industrials, most notably Emerson Electric, 3M, and UPS. We eliminated our longstanding holding Gilead Sciences over longer-term concerns, as its lucrative HIV franchise will lose patent protection on a key compound toward the end of the decade. We also eliminated Microsoft, again over longer-term concerns. Mobile computing is moving away from Microsoft and Intel at a pace we suspect will accelerate once a tipping point is reached. The success of Apple’s iPhone and iPad and Google’s Android operating system lead us to believe that tipping point may be approaching.

Outlook

Mixed economic data suggest that the economic recovery may prove to be less robust than expected a few months ago. On the positive side, surveys of business plans have stayed largely positive despite the debt turmoil in Europe. Capital goods demand is rising, and productivity gains have lifted corporate profitability. Other reports have been more disappointing. Confidence among U.S. consumers sank in June, erasing the previous two months’ gains, as people became pessimistic about the economic outlook. Additionally, surveys showed that manufacturers’ hiring and capital spending plans declined in June. Whether the current expansion is stabilizing at a sustainable pace or retreating into a midcycle pullback remains to be seen.

We continue to expect at least modest growth. If the economy loses momentum, we would envision a period of stagnation in output and jobs growth, but not outright recession. We expect real gross domestic product growth to be around 2.5% for the rest of the year as a higher savings rate restrains consumption and the impact from the fiscal stimulus fades. Despite credit market turmoil in Europe, we think the transition from a stimulus-driven recovery to an expansion spurred by improving private demand will continue. We view Europe’s fiscal problems as aftershocks of the global financial crisis and believe a gradual recovery will continue following the deepest recession since World War II.

We think that talk about a double-dip recession is overblown. While we agree that financial turmoil in Europe and the absence of consistent job growth are troubling, we argue that recent economic data have not been uniformly negative, corporate earnings have been strong, and the current interest rate environment is favorable. Investor sentiment has become acutely negative, and the risk/reward profile for stocks in general is extremely favorable in our view. The relationship between the earnings yield on stocks and the yield on high-quality bonds heavily favors stocks in almost any scenario short of economic contraction and deflation. We have taken advantage of the prevailing uncertainty to buy high-quality growth companies with solid fundamentals at attractive valuations, and we believe our holdings have the potential to perform well in most market environments.

Accordingly, our investment approach remains unchanged. We will continue to search for companies with strong balance sheets, seasoned management teams, and superior growth prospects that we believe will successfully weather even a sluggish recovery. We are confident that our philosophy—which is focused on bottom-up stock selection, rigorous fundamental research, and adherence to our investment process despite short-term market swings—can continue to benefit our investors over the long term.

We appreciate your ongoing support.

Respectfully submitted,

Robert W. Sharps
Chairman of the portfolio’s Investment Advisory Committee

Joseph B. Fath
Associate portfolio manager

July 19, 2010

The committee chairman has day-to-day responsibility for
managing the portfolio and works with the associate portfolio manager and other committee members in developing and
executing the investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). Return on equity measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

Portfolio Highlights

Performance and Expenses

T. Rowe Price Institutional Large-Cap Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2010 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/10	Value 12/31/09
T. Rowe Price Reserve Investment Fund, 0.30%	¤	¤	$ 19^	$ 32,884	$ 64,756
Totals			$ 19	$ 32,884	$ 64,756

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$32,884
Dividend income	19
Interest income	–
Investment income	$ 19
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2010 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $1,707,631)	$	1,816,156
Receivable for investment securities sold		23,629
Receivable for shares sold		3,380
Dividends and interest receivable		667
Other assets		32
Total assets		1,843,864
Liabilities		
Obligation to return securities lending collateral		26,692
Payable for investment securities purchased		23,411
Investment management fees payable		858
Payable for shares redeemed		706
Due to affiliates		8
Other liabilities		110
Total liabilities		51,785
NET ASSETS	**$**	**1,792,079**
Net Assets Consist of:		
Undistributed net investment income	$	2,186
Accumulated undistributed net realized loss		(336,699)
Net unrealized gain		108,524
Paid-in capital applicable to 139,673,526 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		2,018,068
NET ASSETS	**$**	**1,792,079**
NET ASSET VALUE PER SHARE	**$**	**12.83**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/10
Investment Income (Loss)		
Income		
Dividend	$	6,561
Securities lending		77
Total income		6,638
Expenses		
Investment management		4,961
Shareholder servicing		27
Prospectus and shareholder reports		9
Custody and accounting		89
Registration		38
Legal and audit		11
Directors		6
Miscellaneous		34
Total expenses		5,175
Net investment income		1,463
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		50,229
Foreign currency transactions		1
Net realized gain		50,230
Change in net unrealized gain (loss)		
Securities		(228,026)
Other assets and liabilities denominated in foreign currencies		(1)
Change in net unrealized loss		(228,027)
Net realized and unrealized loss		(177,797)
DECREASE IN NET ASSETS FROM OPERATIONS	**$**	**(176,334)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,463	$ 3,398
Net realized gain (loss)	50,230	(120,057)
Change in net unrealized gain (loss)	(228,027)	663,516
Increase (decrease) in net assets from operations	(176,334)	546,857
Distributions to shareholders		
Net investment income	–	(2,675)
Capital share transactions*		
Shares sold	509,488	501,809
Distributions reinvested	–	2,043
Shares redeemed	(220,713)	(328,630)
Increase in net assets from capital share transactions	288,775	175,222
Net Assets		
Increase during period	112,441	719,404
Beginning of period	1,679,638	960,234
End of period	**$ 1,792,079**	**$ 1,679,638**
Undistributed net investment income	2,186	723
*Share information		
Shares sold	36,477	44,071
Distributions reinvested	–	149
Shares redeemed	(15,741)	(29,414)
Increase in shares outstanding	20,736	14,806

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2010 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $22,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On June 30, 2010, all of the fund’s investments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2010, the value of loaned securities was $25,535,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $974,886,000 and $658,762,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $332,083,000 of unused capital loss carryforwards, which expire: $142,918,000 in fiscal 2016 and $189,165,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $1,707,631,000. Net unrealized gain aggregated $108,524,000 at period-end, of which $192,750,000 related to appreciated investments and $84,226,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2011. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.58%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2013. At June 30, 2010, there were no amounts subject to repayment. For the six months ended June 30, 2010, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $43,000 for Price Associates and $9,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 209,492 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise, and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010